FORM OF LETTER OF ELECTION AND TRANSMITTAL

                             Exhibit (a)(1)(B)(iii)
                       LETTER OF ELECTION AND TRANSMITTAL

                  TO TENDER SHARES OF SERIES C PREFERRED STOCK,
                            Par Value $0.01 Per Share

                               DYNEX CAPITAL, INC.

             PURSUANT TO THE OFFERING CIRCULAR DATED JANUARY 8, 2003

            THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE
        AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, FEBRUARY 11, 2003,
                          UNLESS THE OFFER IS EXTENDED.

                                   Deliver to:
                 Wachovia Bank, the Exchange Agent for the Offer

By Mail:                                  By Overnight Delivery or Express Mail:
Wachovia Bank                             Wachovia Bank
c/o Alpine Fiduciary Services, Inc.       c/o Alpine Fiduciary Services, Inc.
Corporate Actions Department              Corporate Actions Department
P.O. Box 2065                             P.O. Box 2065
South Hackensack, NJ  07606-9974          South Hackensack, NJ  07606-9974

     Delivery of this Letter of Election and Transmittal ("Letter of Transmittal") to an address other than one of those shown above does not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     This Letter of Transmittal is to be used only (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the shares of Series C Preferred Stock of Dynex Capital, Inc., par value $0.01 per share (the "shares"), are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, or (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. A properly completed and duly executed Letter of Transmittal (or photocopy thereof bearing original signature(s) and any required signature guarantees), any certificates representing shares tendered and any other documents required by this Letter of Transmittal should be mailed or delivered to the Exchange Agent at the appropriate address set forth herein and must be received by the Exchange Agent prior to 5:00 P.M., New York City time, on February 11, 2003, or such later time and date to which the Offer is extended. Shareholders whose stock certificates are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Exchange Agent before the Expiration Time (as defined in "The Offer - Expiration Time, Extensions, Termination and Amendments" section of the Offering Circular) may nevertheless tender their shares according to the guaranteed delivery procedure set forth in "The Offer - How to Tender" section of the Offering Circular. See Instruction 2.

     The Senior Notes offered pursuant to this tender transaction will be issued in book-entry form only (See the "Description of Senior Notes - Global Note; Book Entry Form" section of the Offering Circular for a description of the book-entry nature of the Senior Notes). No physical certificates for Senior Notes will be issued to shareholders of record. Consequently, shareholders who wish to tender any shares for Senior Notes, or who elect to receive Senior Notes in the instance of an oversubscription for cash consideration, must tender those shares through an institution that either clears through or maintains a custodial relationship with a direct or indirect participant in the book entry and transfer system of The Depository Trust Corporation ("DTC"), such as a bank, broker-dealer or trust company. Such tendering shareholders should not submit this Letter of Transmittal directly to the Exchange Agent. Instead, such tendering shareholders should contact a DTC participant with whom they have an account. The DTC participant will then tender the shares on behalf of the shareholder using the procedures set forth in the "The Offer - How to Tender - Tender Procedures for Nominees" section of the Offering Circular. If a shareholder of record holds Preferred Stock in certificate form and does not maintain an account with a DTC participant, he, she, or it, must establish an account with such an institution prior to tendering their shares in the Offer in order to receive Senior Notes pursuant to the Offer.

     DELIVERY OF THE LETTER OF TRANSMITTAL AND THE OTHER REQUIRED DOCUMENTS TO DYNEX CAPITAL, INC., MACKENZIE PARTNERS, INC., THE INFORMATION AGENT FOR THE OFFER, OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE EXCHANGE AGENT AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
                           (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------------------------------

                                                      NAME(S) AND  ADDRESS(ES) OF REGISTERED HOLDER(S)
SHARE CERTIFICATE(S) AND SHARES TENDERED              (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
(ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)(1)       APPEAR(S) ON CERTIFICATE(S))

------------------------------------------------------------------------------------------------------

                                   TOTAL NUMBER
       SHARE                         OF SHARES                   NUMBER
    CERTIFICATE                   REPRESENTED BY                 OF SHARES
    NUMBER(S)(1)                  CERTIFICATE(S)                TENDERED (2)



-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------


    TOTAL NUMBER OF CERTIFICATED SHARES TENDERED

-----------------------------------------------------------------------------------------------------


    TOTAL NUMBER OF SHARES TENDERED BY BOOK ENTRY

-----------------------------------------------------------------------------------------------------


    TOTAL NUMBER OF SHARES TENDERED

-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------

(1)      Need not be completed if shares are delivered by book-entry transfer.

(2) If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.


ELECTION (See instructions 2, 14 and 15)

     As set forth in "The Offer" section of the Offering Circular, you may tender your shares of Series C Preferred Stock for cash, Dynex's 9.50% senior notes, due February 28, 2005 (the "Senior Notes") or a combination of those two forms of payment. You MUST make an election as to the form of payment you wish to receive for all shares you tender. If you fail to make properly such an election with respect to any shares of Preferred Stock you tender, you will be deemed to have tendered such shares for cash. In addition, if the consideration you select is oversubscribed, whether that is the cash consideration or the Senior Notes consideration, you may elect to allocate any shares not exchanged for that particular consideration to the other consideration, instead of having your shares of Series C Preferred Stock that are not exchanged for the oversubscribed consideration returned to you.

     IMPORTANT: If you elect to tender your shares in exchange for either Senior Notes or for a combination of cash and Senior Notes, or if you elect to receive Senior Notes in the event of an oversubscription of the cash consideration, do not return your certificates or this letter of transmittal to the Exchange Agent. Instead, you must tender your shares through a broker, dealer, bank or other financial institution that either clears through or maintains a custodial relationship with a direct or indirect participant in the book entry and transfer system of DTC because the Senior Notes will be issued only in book-entry form.

     I wish to allocate the shares of Series C Preferred Stock that I have tendered in the following manner:

[____] CASH OPTION: I hereby tender the number of shares of Series C Preferred Stock set forth above for cash in the amount of $30.00 per tendered share, net, without interest, subject to proration and upon the terms and subject to the conditions set forth in Dynex's Offering Circular, dated January 8, 2003;

or

[____] NOTE OPTION: I hereby tender the number of shares of Series C Preferred Stock set forth above for $31.50 in principal amount per tendered share of the Senior Notes, subject to proration and upon the terms and subject to the conditions set forth in Dynex's Offering Circular, dated January 8, 2003. The Senior Notes will be issued in $25.00 denominations and any integral multiple thereof. In cases where the consideration for shares tendered is not divisible, in the aggregate, by the $25 denomination, you will receive cash consideration for the amount in excess of the nearest $25 denomination not to exceed $24.99;

or

[____] COMBINATION OF CASH AND SENIOR NOTE CONSIDERATION: I hereby tender the number of shares set forth above in the following manner:

         Cash:          _______  shares of Series C  Preferred  Stock  for cash,
                                 in   the  amount  of  $30.00  per  share,  net,
                                 without interest, subject to proration and upon
                                 the terms and  subject to  the  conditions  set
                                 forth   in  Dynex's  Offering  Circular,  dated
                                 January 8, 2003; AND

         Senior Notes:  _______  shares of Series C Preferred  Stock for  $31.50 in  principal  amount  per  tendered  share  of
                                 the  Senior Notes,  subject  to  proration  and
                                 upon  the  terms  and subject to the conditions
                                 set forth in Dynex's Offering  Circular,  dated
                                 January 8, 2003.

OVERSUBSCRIPTION ALLOCATION:

     After Dynex has determined which shares to accept pursuant to the terms of the Offering Circular, if the particular consideration which you select is oversubscribed, whether the cash consideration or the Senior Notes consideration, you may elect to allocate any shares not exchanged for that particular consideration to the other consideration, instead of having your shares of Series C Preferred Stock that are not exchanged for the oversubscribed consideration returned to you. Please place an "X" in the box provided below if you wish any shares which were not exchanged due to an oversubscription, to be allocated to the undersubscribed option, if available.

[____] Oversubscription Allocation: Please allocate any shares that I tendered and which were not exchanged because the consideration I chose has been oversubscribed, to the undersubscibed consideration, if available, regardless of whether that is the cash consideration or the Senior Notes consideration.

PRORATION/ALLOCATION ELECTION:

Proration Election: Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration as a result of more shares of Series C Preferred Stock being tendered than we are offering to purchase and/or in the event of allocation as a result of an oversubscription of either the cash or the Senior Notes consideration. (Attach additional signed list if necessary)(1). See Instruction 7.

1st:        2nd:          3rd:         4th:          5th:         6th:

(1) If you do not designate an order, in the event fewer than all shares tendered are purchased due to proration, shares will be selected for purchase by the Exchange Agent. See Instruction 7.

         [ ] Check here if any certificates representing shares tendered hereby have been lost, stolen, destroyed or mutilated. You must complete an affidavit of loss and return it with your Letter of Transmittal. A bond may be required to be posted by the shareholder to secure against the risk that the certificates may be subsequently recirculated. Please call (888) 422-8979 to obtain an affidavit of loss and for further instructions and as to the determination of the requirement for posting of a bond. See Instruction 13.

         This Letter of Transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a notice of guaranteed delivery previously sent to the Exchange Agent, or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company, referred to as the "Book-Entry Transfer Facility," under "The Offer - How to Tender" section of the Offering Circular.

         Shareholders who desire to tender shares under the Offer and who cannot deliver the certificates for their shares, or who are unable to comply with the procedures for book-entry transfer before the "Expiration Time" (as defined in the "Expiration Time, Extensions, Termination and Amendments" section of the Offering Circular), and who cannot deliver all other documents required by this Letter of Transmittal to the Exchange Agent before the Expiration Time may tender their shares according to the guaranteed delivery procedures set forth in "The Offer - How to Tender" section of the Offering Circular. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of tendering institution:

     ------------------------------------------

     Account number:

     ------------------------------------------

     Transaction code number:

     ------------------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of registered holder(s):

     ------------------------------------------

     Date of execution of Notice of Guaranteed Delivery:

     ------------------------------------------

     Name of institution which guaranteed delivery:

     ------------------------------------------

     Account number:

     ------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To Dynex Capital, Inc.:

     The undersigned hereby tenders to Dynex Capital, Inc., a Virginia corporation ("Dynex"), the above-described shares of Dynex's Series C Preferred Stock, par value $0.01 per share, at the price per share of (a) $30.00, net to the seller in cash, without interest, (b) $31.50 in principal amount of Dynex's 9.50% Senior Notes, due February 28, 2005, or (c) a combination of cash and Senior Notes, upon the terms and subject to the conditions set forth in Dynex's Offering Circular, dated January 8, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the "Offer."

     The undersigned elects to have his, her or its shares of Series C Preferred Stock exchanged pursuant to one of the following options:

     CASH OPTION: For cash in the amount of $30.00 per tendered share, net, without interest, subject to proration and upon the terms and subject to the conditions set forth in Dynex's Offering Circular, dated January 8, 2003;

     or

     NOTE OPTION: For $31.50 in principal amount per tendered share of Dynex's 9.50% Senior Notes, due February 28, 2005, subject to proration and upon the terms and subject to the conditions set forth in Dynex's Offering Circular, dated January 8, 2003;

     or

     COMBINATION OF CASH OPTION AND SENIOR NOTE CONSIDERATION: For a combination of Cash and Senior Notes as designated by the undersigned in this Letter to Transmittal.

     OVERSUBSCRIPTION ALLOCATION: Tendering shareholders may affirmatively elect to have any shares that are tendered for an oversubscribed type of consideration, whether that is the cash or Senior Notes consideration, applied to the undersubscribed consideration by placing an "X" in the box provided in the "OVERSUBSCRIPTION ALLOCATION" section of this Letter of Transmittal.

     The undersigned acknowledges that Dynex is offering to purchase up to 683,703 shares of Series C Preferred Stock; consequently, the undersigned's tender could be subject to proration in the event that more shares of Series C Preferred Stock are tendered than we are offering to purchase. In that case, proration for each shareholder tendering shares shall be based on the ratio of
(A) the number of shares of the series that we are offering to purchase to (B) the total number of shares of the series properly tendered and not properly withdrawn by all shareholders of Series C Preferred Stock.

     In addition, after Dynex has made any necessary proration as a result of more shares of Series C Preferred Stock being tendered than Dynex is offering to purchase, the aggregate cash and/or Senior Notes consideration that the undersigned may receive in the Offer is subject to possible additional pro rata reduction because Dynex is offering only a limited amount of cash and a limited principal amount of Senior Notes in the Offer with the result that not more than 281,525 shares of Series C Preferred Stock in the aggregate can be exchanged for cash and not more than 402,178 shares in the aggregate can be exchanged for Senior Notes. If either the cash consideration or the Senior Notes consideration is oversubscribed with respect to the series, proration of the oversubscribed consideration for each shareholder tendering shares for the oversubscribed consideration shall be based on the ratio of (A) the number of shares of the series that Dynex is offering to purchase for the oversubscribed consideration to (B) the total number of shares of the series properly tendered and not properly withdrawn by all shareholders of the series for the oversubscribed consideration.

     Dynex will return all other shares, including shares not purchased because of proration, promptly following the Expiration Time.

     The undersigned acknowledges that the Senior Notes offered in the Offer have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Dynex is relying on the exemption from the registration requirements of the Securities Act contained in Section 3(a)(9) of that Act for the Senior Notes. Under that exemption, if the shares of Preferred Stock the undersigned tenders are freely tradable, the Senior Notes the undersigned will receive in the Offer will be freely tradable. If the shares of Preferred Stock tendered in the Offer are restricted, the Senior Notes the undersigned will receive will be restricted to the same degree.

     Subject to and effective upon acceptance for payment of the shares tendered hereby in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of Dynex all right, title and interest in and to all shares tendered hereby or orders the registration of such shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of Dynex and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the Exchange Agent also acts as the agent of Dynex, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

     (a) deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Dynex, upon receipt by the Exchange Agent, as the undersigned's agent, of the purchase price with respect to such shares;

     (b) present certificates for such shares for cancellation and transfer on Dynex's books; and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby covenants, represents and warrants to Dynex that:

     (a) the undersigned understands that tendering of shares under any one of the procedures described in the "How to Tender" section of the Offering Circular and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position" in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

     (b) the undersigned "owns" the shares tendered hereby within the meaning of Rule 14e-4 under the Exchange Act and has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent Dynex accepts the shares for purchase, Dynex will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

     (c) on request, the undersigned will execute and deliver any additional documents the Exchange Agent or Dynex deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

     (d) the undersigned has read and agrees to all of the terms of the Offer.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

     The undersigned recognizes that under certain circumstances set forth in the Offering Circular, Dynex may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. In either event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be promptly returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that Dynex has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Dynex purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of shares by Dynex for payment will constitute a binding agreement between the undersigned and Dynex upon the terms and subject to the conditions of the Offer.

     The check and/or Senior Notes for the aggregate net purchase price for such of the tendered shares as are purchased by Dynex will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below. The undersigned acknowledges that Dynex has no obligation, under the "Special Payment Instructions," to transfer any shares tendered by book-entry transfer if Dynex does not purchase any of such shares.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offering Circular, this tender is irrevocable.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                        SPECIAL PAYMENT INSTRUCTIONS
                       (See Instructions 1, 4, 5, 6 and 8)

     To be completed ONLY if certificates for shares of Preferred Stock not tendered or not purchased and/or any check or Senior Notes are to be issued in the name of someone other than the undersigned or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue:   [     ] Check      [     ] Certificate(s)   [     ] Senior Notes to:

Name:

-----------------------------------------------------------------------
                  (Please Print or Type)

Address:

-----------------------------------------------------------------------

-----------------------------------------------------------------------
                  (Including Zip Code)

-----------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                   (See Substitute Form W-9 Included Herewith)

[ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

-----------------------------------------------------------------------
                                  (Account No.)

                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 4, 5 and 8)

     To be completed ONLY if certificates for shares not tendered or not purchased and/or any check or Senior Notes exchanged for shares should be registered in the name of someone other than the undersigned or to the undersigned at an address other than that shown above.

        [     ] Preferred Stock Certificates   [     ] Senior Notes:

Name:

-----------------------------------------------------------------------
                             (Please Print or Type)

Address:

-----------------------------------------------------------------------

-----------------------------------------------------------------------
                              (Including Zip Code)

                            SHAREHOLDER(S) SIGN HERE
                           (See Instructions 1 and 5)

              (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

     Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with the Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 5.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (SIGNATURE(S))

Name(s):

-------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):

-------------------------------------------------------------------------------

Address:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area code and telephone number:

-------------------------------------------------------------------------------

Dated:  _________________, 2003

Tax Identification or Social Security Number:

-------------------------------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized signature:

-------------------------------------------------------------------------------

Name(s):

-------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:

-------------------------------------------------------------------------------

Name of Eligible Institution Guaranteeing Signature:

-------------------------------------------------------------------------------

Address:

-------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area code and telephone number:

-------------------------------------------------------------------------------

Dated:  _________________, 2003

Tax Identification or Social Security Number:

-------------------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required if either:

         (a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

         (b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "Eligible Guarantor Institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an "eligible guarantor institution."

     In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates are delivered with it to the Exchange Agent, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Exchange Agent, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in the "How to Tender" section of the Offering Circular. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an agent's message, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Exchange Agent at the appropriate address set forth herein and must be delivered to the Exchange Agent before the Expiration Time.

     The term "agent's message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that Dynex may enforce such agreement against such participant.

     Shareholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Exchange Agent before the Expiration Time, or whose shares cannot be delivered before the Expiration Time under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in the "How to Tender" section of the Offering Circular. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an agent's message, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) NASDAQ trading days after receipt by the Exchange Agent of such Notice of Guaranteed Delivery, all as provided in the "How to Tender" section of the Offering Circular.

     The Notice of Guaranteed Delivery may be delivered by hand or transmittal by telegram, facsimile transmission or mail to the Exchange Agent and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the Exchange Agent must receive the Notice of Guaranteed Delivery before the Expiration Time.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     Dynex will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offering Circular. All tendering shareholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.

4. Partial Tenders and Unpurchased Shares (not applicable to shareholders who tender by book-entry transfer). If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box captioned "Description of Shares Tendered." In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" box or "Special Delivery Instructions" box in this Letter of Transmittal, promptly after the Expiration Time. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the Exchange Agent will be deemed to have been tendered.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

         (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

         (b) If the shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

         (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal, or photocopies of it, as there are different registrations of certificates.

         (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made, Senior Notes are to be delivered, or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made, Senior Notes are to be delivered, or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). SIGNATURE(S) ON ANY SUCH CERTIFICATE(S) OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. See Instruction 1.

         (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the Exchange Agent that is satisfactory to Dynex of their authority so to act.

6. Stock Transfer Taxes. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. When payment is to be made to the registered holder(s), Dynex will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the Offer. If, however:

     (a) payment of the purchase price is to be made to any person other than the registered holder(s);

     (b) shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

     (c) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Exchange Agent will deduct from the purchase price the amount of any stock transfer taxes, whether imposed on the registered holder(s), such other person(s) or otherwise, payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

7. Order of Purchase in Event of Proration. As described in "Proration if Shares of Series of Preferred Stock Tendered Exceed Maximum; Limitations on Cash consideration and Senior Notes consideration" section of the Offering Circular, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the Federal income tax classification of any gain or loss on the shares purchased. See section "Certain United States Federal Income Tax Consequences" of the Offering Circular.

8. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if Senior Notes are to be delivered to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 5.

9. Irregularities. All questions as to the number of shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by Dynex in its sole discretion, which determinations shall be final and binding on all parties. Dynex reserves the absolute right to reject any or all tenders of shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of Dynex's counsel, be unlawful. Dynex also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular shares, and Dynex's interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Dynex shall determine. None of Dynex, the Exchange Agent, the Information Agent (as defined in the Offering Circular) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

10. Questions and Requests for Assistance and Additional Copies. Any questions or requests for assistance or for additional copies of the Offering Circular, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer. To confirm delivery of your shares, you are directed to contact the Exchange Agent.

11. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or such shareholder's assignee, in either case, referred to as the "payee," provide the Exchange Agent with such payee's correct taxpayer identification number, which, in the case of a payee who is an individual, is such payee's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, such payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received under the Offer. If withholding results in an overpayment of taxes, a refund may be obtained. To prevent backup withholding, each payee must provide such payee's correct taxpayer identification number by completing the Substitute Form W-9 included herewith, certifying that the taxpayer identification number provided is correct, or that such payee is awaiting a taxpayer identification number, and that (i) the payee is exempt from backup withholding, (ii) the payee has not been notified by the IRS that such payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the payee that such payee is no longer subject to backup withholding. If the payee does not have a taxpayer identification number, such payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a taxpayer identification number, (ii) write "Applied For" in the space provided in Part 1(A) of the Substitute Form W-9 and check the appropriate box in Part 1(B), and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number included herewith. If the payee does not provide such payee's taxpayer identification number to the Exchange Agent prior to the payment of the purchase for shares pursuant to the Offer, backup withholding will apply and will reduce the net amount paid to the selling shareholder. Note that writing "Applied For" on the Substitute Form W-9 means that the payee has already applied for a taxpayer identification number or that such payee intends to apply for one in the near future. If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which taxpayer identification number to report. Exempt payees, including, among others, all corporations and certain foreign individuals, are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" in Part 2 of Substitute Form W-9, and should sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as an exempt payee, such person must submit a completed IRS Form W-8 BEN or a Substitute Form W-8 (or similar form), signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

12. Withholding on Foreign Holder. The following discussion applies to any "foreign shareholder," that is a shareholder that, for United States federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, a foreign estate or a foreign trust. A foreign shareholder who has provided the necessary certification to the Exchange Agent as described in Instruction 12 above will not be subject to backup withholding. However, foreign shareholders generally are subject to withholding under Internal Revenue Code sections 1441 or 1442 at a rate of 30% of the gross payments. The general 30% withholding rate may be reduced under a tax treaty, if appropriate certification is furnished to the Exchange Agent. A foreign shareholder may also obtain exemption from withholding by delivering to the Exchange Agent appropriate certification that the gross proceeds are effectively connected with the conduct of a trade or business within the United States, or establishing to the satisfaction of the Exchange Agent that such shareholder meets those tests described in the "Certain United States Federal Income Tax Consequences" section of the Offering Circular that would characterize the exchange as a sale (as opposed to a dividend). A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such holder is able to establish to the IRS that no tax, or a reduced amount of tax, is due. FOREIGN SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

13. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate representing shares has been lost, stolen, destroyed or mutilated, the shareholder should promptly notify the Exchange Agent by checking the box set forth above in the box captioned "Description of Shares Tendered" and indicating the number of shares so lost, stolen, destroyed or mutilated. Such shareholder will then be instructed by the Exchange Agent as to the steps that must be taken in order to replace the certificate. A bond may be required to be posted by the shareholder to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. Shareholders may contact the Exchange Agent at (888) 422-8979 to expedite such process and to determine the requirements for posting of a bond.

14. Election Procedure. To properly complete the "Election" section, you must indicate the number of Series C Preferred Stock shares being tendered hereby and whether, with respect to such shares, you are electing to receive cash or Senior Notes. If you fail to properly make an election, you will be deemed to have elected to receive cash in exchange for all properly tendered shares.

15. Revocation or Change of Election. An election is irrevocable, except that shares tendered pursuant to the Offer, may be withdrawn at any time prior to the Expiration Time. After an effective withdrawal, you may change your election by submitting to the Exchange Agent a completed replacement of this document (an any other documents required by the Offer for properly tendering such shares) prior to the Expiration Time of the Offer.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK- ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE EXPIRATION TIME.

--------------------------------------------------------------------------------
                           PAYER'S NAME: Wachovia Bank
--------------------------------------------------------------------------------

     SUBSTITUTE       PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND         ------------------------------
      FORM W-9        CERTIFY BY SIGNING AND DATING BELOW.                              Social Security Number

                                                                                        OR

                                                                                        ------------------------------
                                                                                        Employer Identification Number
                      ------------------------------------------------------------------------------------------------

DEPARTMENT OF THE     PART 2                                                            PART 3 --
     TREASURY         Certification -- Under penalties of perjury, I certify that:      [  ]  Awaiting TIN
INTERNAL REVENUE      (1) The number shown on this form is my correct Taxpayer
     SERVICE              Identification Number (or I am waiting for a number to be
                          issued to me), and
PAYER'S REQUEST FOR   (2) I am not subject to backup withholding  because (a) I am
     TAXPAYER             exempt from backup withholding, or (b) I have not been
  IDENTIFICATION          notified by the Internal Revenue Service (the IRS) that
   NUMBER (TIN)           I am subject to backup withholding as a result of a
                          failure to report all  interest or  dividends,  or (c)
                          the IRS has notified me that I am no longer subject to
                          backup withholding.
----------------------------------------------------------------------------------------------------------------------
                          CERTIFICATE  INSTRUCTIONS  -- You must  cross out item
                          (2)  above if you have been  notified  by the IRS that
                          you  are  currently  subject  to  backup   withholding
                          because of  under-reporting  interest or  dividends on
                          your tax return.  However,  if after being notified by
                          the IRS that you were  subject  to backup  withholding
                          you received  another  notification  from the IRS that
                          you are no longer  subject to backup  withholding,  do
                          not cross out such item (2).
----------------------------------------------------------------------------------------------------------------------

     Sign Here            SIGNATURE
                                   -----------------------------------------------------------------------------------

                          DATE
                              ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                     The Information Agent for the Offer is:

                            MACKENZIE PARTNERS, INC.,
                               105 Madison Avenue
                            New York, New York 10016
            Please call: (800) 322-2885 (toll free) or (212) 929-5500

                       Email: proxy@mackenziepartners.com

         Any questions or requests for assistance may be directed to the Information Agent at the address and telephone number set forth above. You may also contact your broker, dealer, commercial bank or trust company or any other nominee for assistance concerning this Offer.